SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 April 17, 2000



                                 WSB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



      Pennsylvania                   0-22997                   23-2908963
---------------------------       --------------          ---------------------
(State or other jurisdiction      (SEC File No.)              (IRS Employer
of incorporation)                                         Identification Number)


807 Middle Street, Pittsburgh, Pennsylvania                      15212
------------------------------------------------               ----------
(Address of principal executive offices)                       (Zip Code)




Registrant's telephone number, including area code: (412) 231-7297
                                                    --------------


                                 Not Applicable
                 -----------------------------------------------
          (Former name or former address, if changed since last Report)

                               WSB HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         On April 17, 2000, the board of directors of the registrant determined to engage S.R. Snodgrass, A.C. as its independent auditors for the fiscal year ended June 30, 2000. On April 18, 2000, the registrant orally notified Stokes Kelly & Hinds, LLC ("SKH"), its independent auditors for the fiscal year ended June 30, 1999 and 1998, of this determination and that SKH would not be engaged for the fiscal year ending June 30, 2000 but that SKH remained engaged for the review of the Company's fiscal quarter ended March 31, 2000. The determination to replace SKH was recommended by the audit committee and approved by the full board of directors of the registrant. The review of the fiscal quarter ended March 31, 2000 has not been completed by SKH. An amendment to the Form 8K will be filed upon completion of the review by SKH.

         The report of SKH for the fiscal years ended June 30, 1999 and 1998 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended June 30, 1999 and 1998 and during the period from June 30, 1999 to April 17, 2000, there were no disagreements between the registrant and SKH concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
         -------------------------------------------------------------------

     (c)      Exhibits:

              Exhibit No. 16 - Letter regarding change in certifying accountant.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        WSB HOLDING COMPANY



Date: April 24, 2000                    By: /s/ Robert D.  Neudorfer
                                            ------------------------------------
                                            Robert D.  Neudorfer
                                            President